PRESIDENT'S LETTER
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Table of Contents

President's Letter                     1

Economic Overview                      5

Fund Reports

  Franklin Templeton German
  Government Bond Fund                 7

  Franklin Templeton
  Global Currency Fund                14

  Franklin Templeton
  Hard Currency Fund                  19

  Franklin Templeton
  High Income Currency Fund           26

Statement of Investments              31

Financial Statements                  39

Notes to Financial Statements         43


To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


                                                                 April 30, 1997

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Franklin Templeton Global Trust for the six months ended April 30, 1997.

If The Buck's So Strong,
Why Are You Smiling?

During the six months covered by this report, the four funds comprising the Franklin Templeton Global Trust produced weak returns. This reflects the continued strength of the U.S. dollar against most foreign currencies over the period. Yet we find ourselves in the seemingly odd position of feeling quite pleased about the funds' recent performance. Allow me to explain.

The first reason we feel good is that the funds have largely delivered the benefits for which they are designed. Specifically, they have provided protection against a weaker U.S. dollar. Since the dollar and U.S. stock markets both moved strongly higher over most of the semi-annual period, protection against a weak greenback turned out not to be needed. Likewise, most of us did not need our fire insurance policies last year, but that did not cause us to cancel the coming year's policy. And until we can develop 20/20 foresight for currency markets, protection against future dollar decline, in our opinion, remains a prudent strategy for many Americans.

Of Rip Van Winkle ... And Real Investors

Another reason we are pleased with the funds' recent returns is that they have reinforced our view that foreign currency money market and bond investments can provide excellent portfolio diversification for U.S.-based investors. Returns on these funds continue to exhibit low or negative correlation with returns on such major asset-class indexes as the Standard & Poor's 500(R) Stock Index. What does this mean for you? If you are like most of our shareholders, the bulk of your assets are in U.S. dollar-denominated investments. By including "out-of-sync" assets such as the Franklin Templeton International Currency Funds or German Government Bond Fund in your portfolio, you may tend to reduce the overall volatility of its returns from one period to the next. In other words, we hope to make your "ride" smoother over time.

There is, by the way, a school of thought which suggests that the smoothness of the ride (i.e., the portfolio's volatility) is irrelevant. This viewpoint is, I think, indicative of what one sees after a period of sustained, strong returns in the home market. If equities are always going up in the long run (so the argument goes), why not simply plunge into stocks, ignore the bumps along the way, and hang on for however long that may be. Granting for the moment that equities always go up in the long run (a proposition that can neither be proved nor disproved), we would still dispute this line of reasoning. We call it the Rip Van Winkle theory of investing. It works ... as long as you can make your investment and then go to sleep for thirty years.


                                     Internal       Return, excl.   Return, incl.      Third
                                     Benchmark      sales charges   sales charges   Party Index
-----------------------------------------------------------------------------------------------
German Government Bond Fund        not applicable       -9.6%          -12.3%         -9.3%*
Global Currency Fund                  -9.8%             -3.3%           -6.2%         -7.0%**
Hard Currency Fund                   -13.8%            -10.8%          -13.5%         -7.0%**
High Income Currency Fund             -6.3%             -1.3%           -4.3%         -7.0%**


*Salomon Brothers German Government Bond Index (unmanaged and including reinvested dividends)

**Salomon Brothers World Money Market Index (unmanaged and including reinvested dividends)

However, real investors, as opposed to Mr. Van Winkle or theoretical textbook investors, do look at the value of their portfolios from time to time. Real investors also have emotional reactions to sharp changes in their net worth. Some average travelers will not fly an airline whose flights are exceptionally turbulent, even if its on-time record is 100%. Likewise, real live humans will often abandon the best-laid financial plans if the process of getting from here to there is excessively bumpy. So, in our view, risk matters. And if investments like the Franklin Templeton Global Trust can contribute to improving the investor's risk-return tradeoff, then we have added value.

Active Management Added Value, Too

Finally, we are pleased with the recent performance of the funds in relation to their internal benchmarks. Recognizing that no fund manager controls the direction of the markets in which he or she invests, we still hope, through active portfolio management, to add incremental returns beyond those of a strictly passive strategy. The table above shows the total return for each of the four funds and their respective benchmarks for the six-month period ended April 30, 1997. The most relevant comparisons are found in the first two columns, which show the funds' performance (not reflecting any sales charges) and the performance of each fund's internal benchmark.1 Note the significant outperformance of the three currency funds relative to their internal benchmarks.


1. Given the unique nature of the Global Currency Fund, Hard Currency Fund, and High Income Currency Fund, no third party index accurately reflects the composition of these portfolios. The manager has therefore constructed internal benchmarks whose composition is described in the individual fund reports on pages 14, 19, and 26.


Foreign Central Banks Continue To Finance The Party ... Celebrate While You Can

So where does the dollar go from here? If I knew the answer with certainty, I would no longer have to work for a living. What we do know is that foreign central banks have continued to gobble up U.S. Treasury securities with the dollars they accumulate when their economies sell more to us than we buy from them. This benevolent sponging of excess dollars has contributed to reducing U.S. interest rates, supporting U.S. stock and bond prices, and buoying the U.S. dollar, not to mention dampening U.S. inflation. We are reasonably certain this trend cannot persist indefinitely, but are much less certain when changes will occur.

In the meantime, we would suggest you celebrate the dollar's continued strength, because it means strong home investment markets and expanded global purchasing power for Americans like you and me. Notwithstanding, we would not bet the entire farm on a stronger dollar, and by your presence in the Franklin Templeton Global Trust, we imagine you wouldn't either.

As always, we thank you for investing with us.

Yours sincerely,



Donald P. Gould
President
Franklin Templeton Global Trust


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                           -- Celebrating 50 Years --

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.

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ECONOMIC OVERVIEW

During the six months under review, a combination of strong U.S. economic growth, slow expansion of many foreign economies, generally low inflation worldwide, and falling foreign interest rates caused the dollar to appreciate sharply versus most other major currencies. While one U.S. dollar was worth only
1.5173 German marks on October 31, 1996, by April 30, 1997 it was worth 1.7298 marks, showing a 12% depreciation of the mark. At the same time, the Japanese yen depreciated 10%, from 114.07 to 127.10 yen per U.S. dollar.

U.S. gross domestic product (GDP) in the third quarter of 1996 increased only 2.1%, although statistics released during the fourth quarter indicated that the economy was starting to pick up speed. On December 3, 1996, yields on 10-year U.S. Treasury bonds dipped to 6.06%, their lowest level of the reporting period, and then started rising steadily. They peaked at 6.98% on April 14, 1997, after statistics showed that GDP expanded at an annualized rate of 3.8% in the fourth quarter of 1996, and another 5.8% in the first quarter of 1997.

In response, the U.S. Federal Reserve Board (the Fed) increased the federal funds rate by 0.25%, from 5.25% to 5.50%, on March 25, 1997. According to Chairman Alan Greenspan, this action was also taken as a precaution against an increased risk of inflation, particularly in domestic wages. Although Greenspan had, since December, publicly warned of the Fed's concerns about inflationary risks in the U.S. economy, many investors appeared to believe that low inflation in 1996 would prevent the Fed from raising rates. Therefore, other U.S. interest rates also rose sharply in March, as the market reassessed the Fed's will to preempt a rise in prices by raising interest rates.

In many European countries, interest rates moved somewhat lower due to spending cuts made by governments wanting to qualify for membership in the European Monetary Union. Slow German economic growth of only 2.2% in the fourth quarter of 1996, and a high unemployment rate of 10.9%, helped keep yields low and the mark weak. German government 10-year bond yields drifted between a high of 6.04% and a low of 5.47% during the reporting period. French 10-year government bond yields declined from 5.98% to 5.29%, and interest rates in most other European markets also fell. However, the yield on British ten-year bonds declined the least, as the pound was the strongest European currency against the U.S. dollar.

Japanese interest rates continued to set all-time lows because many investors feared a sales tax increase effective April 1, 1997, would end the small, early 1997 economic recovery. Starting the reporting period at 2.61%, the rate on 10-year notes fell as low as 2.26%. With the overnight discount rate having been pushed down to 0.50% in September 1995, the Japanese monetary authorities cannot push short-term rates much lower.


FRANKLIN TEMPLETON GERMAN GOVERNMENT BOND FUND
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Your Fund's Objective:

The Franklin Templeton German Government Bond Fund seeks long-term total return through investment in a managed portfolio of German government bonds.

One of the most dramatic developments during the reporting period was the 12% devaluation of the German mark relative to the U.S. dollar. This decline was primarily due to low German interest rates and to Germany's slow economic growth compared with that of the U.S., as spending cuts required for membership in the European Monetary Union took their toll on the German economy. For example, in the fourth quarter of 1996, Germany's gross domestic product increased only 2.2%, and its unemployment rate exceeded 10% in early 1997. This contrasted with 3.8% growth in the U.S., where the unemployment rate had dropped to about 5%.

In an effort to improve German economic conditions, the Bundesbank continued to encourage low domestic interest rates. The discount rate was maintained at the 2.5% level it reached more than one year ago, and other, longer-term rates drifted slightly lower during this period. The yields on 10-year German government bonds ranged between 6.04% and 5.47%, which encouraged international investors to seek higher returns in non-German markets, and contributed to the decline of the mark. Within this environment, Franklin Templeton German Government Bond Fund Class I shares posted a six-month total return of -9.63%, as discussed in the Performance Summary on page 10. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As shown in the Performance Summary, the fund has delivered a cumulative total return of +26.45% for the period from its inception on December 31, 1992, to April 30, 1997.

Few changes were made in the portfolio during this period, as we continued to emphasize the strategy of earning the highest possible yield consistent with the fund's holdings of primarily government-backed, mark-denominated bonds. This enabled us to participate in the decline of German interest rates and realize local currency price appreciation on many of our holdings. New purchases were consistent with maintaining the fund's average maturity, which was 5.7 years as of April 30, 1997.

In contrast to the positive effect interest rate declines had on the fund's value, the decreased value of the mark had a significant negative impact on the fund's performance. Because the fund remained fully invested during the period, and operating policy keeps our currency exposure unhedged, its value declined as the mark depreciated.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Looking  forward,  we believe that  economic  growth may  accelerate  during the
balance  of  1997  if  the  mark's  value  makes  German  exports   increasingly
competitive in the world market. While this could result in higher interest rates, and even a possible tightening of German monetary policy, such rate increases could help stabilize the mark during the remainder of 1997.

Shareholders should remember that investing in a portfolio of a single country's government obligations involves special risks, such as increased susceptibility to currency fluctuations, market volatility, and adverse economic, social and political developments, as discussed in the fund's prospectus. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

This discussion reflects the strategies we employed for the fund during the past six months, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.


Performance Summary

Class I

Franklin Templeton German Government Bond Fund Class I shares provided a cumulative total return of -9.63% for the six-month period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. However, we maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

The fund's share price decreased by $1.57, from $13.16 on October 31, 1996 to $11.59 on April 30, 1997. During this same period, Class I shareholders received regular dividend income totaling 31.9 cents ($0.319) per share. Based on the maximum offering price of $11.95 on April 30, 1997, and an annualization of April's monthly dividend of 5.0 cents ($0.05) per share, the fund's distribution rate was 5.02%. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.


--------------------------------------------------------------------------------
During the six months ended April 30, 1997, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which may cause all or a portion of the total distributions to be characterized as a return of capital at the fund's year-end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Franklin Templeton German Goverment Bond Fund
Class I
Periods ended April 30, 1997

                                                                     Since
                                                                   Inception
                                         One-Year    Three-Year    (12/31/92)
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          Cumulative Total Return1        -5.47%       18.37%        26.45%

          Average Annual Total Return2    -8.31%        5.78%         5.57%

          Value of $10,000 Investment3    $9,169      $11,482       $12,262

          Distribution Rate4                   5.02%

          30-Day Standardized Yield5           3.37%


                                      4/30/94    4/30/95    4/30/96    4/30/97
--------------------------------------------------------------------------------
          One-Year Total Return6       0.64%      26.60%     -0.87%     -5.47%
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include the sales charge.

2. Average annual total return represents the average annual change in the value of an investment over the indicated periods, and includes the maximum 3.0% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods, and include the sales charge.

4. Distribution rate is based on the maximum offering price of $11.95 per share on April 30, 1997, and an annualization of the most recent monthly dividend of
5.0 cents ($0.05) per share.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended April 30, 1997.

6. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Voluntary expense limitations by the fund's Investment Manager and Fund Administrator in the past increased the fund's total return. If they had not taken this action, the total returns for Class I shares would have been lower. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Performance Summary

Advisor Class

Franklin Templeton German Government Bond Fund Advisor Class shares provided an aggregate total return of -8.92% for the four-month period from inception on January 1, 1997 through April 30, 1997. Aggregate total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The fund's share price decreased by $1.37, from $12.98 on January 2, 1997 (day of commencement of sales) to $11.61 on April 30, 1997. During this same period, Advisor Class shareholders received regular dividend income of 21.89 cents ($0.2189) per share. Based on the maximum offering price of $11.61 on April 30, 1997, and an annualization of April's monthly dividend of 5.19 cents ($0.0519) per share, the fund's distribution rate was 5.36%. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.


--------------------------------------------------------------------------------
During the four months ended April 30, 1997, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which may cause all or a portion of the total distributions to be characterized as a return of capital at the fund's year-end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Franklin Templeton German Government Bond Fund
Advisor Class
Period ended April 30, 1997

                                                         Since
                                                       Inception
                                                        (1/1/97)
--------------------------------------------------------------------------------

            Aggregate Total Return1                      -8.92%

            Value of $10,000 Investment2                 $9,108

            Distribution Rate3                   5.36%

            30-Day Standardized Yield4           3.57%
--------------------------------------------------------------------------------

1. Aggregate total return represents the change in value of an investment over the period indicated. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

2. This figure represents the value of a hypothetical $10,000 investment in the fund over the period indicated.

3. Distribution rate is based on the maximum offering price of $11.61 per share on April 30, 1997, and an annualization of the most recent monthly dividend of
5.19 cents ($0.0519) per share.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended April 30, 1997.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN TEMPLETON GLOBAL CURRENCY FUND
--------------------------------------------------------------------------------
Your Fund's Objective:

The Franklin Templeton Global Currency Fund seeks to maximize total return, through a combination of interest income and currency gains, by investing in interest-earning money market instruments, at least 65% of which will be denominated in three or more Major Currencies, including the U.S. dollar.

During the six months covered by this report, the U.S. dollar reached a four-year high versus the Japanese currency (127.10 yen) and a three-year high versus the German currency (1.7326). By the end of the period, the dollar had gained 10% against the yen and 12% against the mark. Since the Franklin Templeton Global Currency Fund holds primarily short-term securities whose prices have been relatively stable in local currency terms, most of its total return is derived from interest paid by portfolio securities, and from changes in the dollar's value relative to the currencies of countries where it is invested. This can put your fund at a disadvantage during a period when the U.S. dollar is strengthening, because our internal benchmark portfolio consists of only a one-third weighting in the U.S. money markets, with one-third each in the local currency money markets of Japan and Germany. Within this environment, the fund posted a six-month cumulative total return of -3.34% (as discussed in the Performance Summary on page 17). However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As also shown in the Performance Summary, the fund has delivered a cumulative total return of +108.88% for the period from inception on June 27, 1986 to April 30, 1997.

Attempting to take advantage of these fluctuating exchange rates, we moved an unusually large proportion of our assets into U.S. dollars. This raised our exposure to the U.S. dollar from 37.0% of total net assets on October 31, 1996, to 61.9% on April 30, 1997. At the same time, we reduced our Australian dollar holdings from 30.4% to just 1.7%. The fund's exposure to marks declined slightly, from 21.9% to 15.6%, while its yen portion increased, from 5.8% to 15.5%.

Looking forward, although we believe the long-term trend toward a weakening U.S. dollar has not changed, we feel that current economic conditions may give it additional short-term strength, especially versus the Australian and New Zealand dollars. However, in our view, the greatest portion of the dollar's upward surge may be nearly over. As worldwide economic growth gains momentum, and interest rates begin to rise, we will try to position the portfolio to take advantage of the opportunities presented by the world's currency markets.




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Of course, there are special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Because the fund's assets are largely denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

This discussion reflects the strategies we employed for the fund during the past six months, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

--------------------------------------------------------------------------------
Please note that although the fund's Statement of Investments on page 33 of this report indicates that the fund held 75.9% of its portfolio investments in U.S. dollar-denominated assets as of April 30, 1997, the fund's net exposure to the U.S. dollar as of that date was only 61.9%. The difference in the two figures is explained by the fund's holdings of forward currency exchange contracts (see
Note 2 in the Notes to Financial Statements on page 45) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts creates a position which is essentially the economic equivalent of a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
--------------------------------------------------------------------------------


Performance Summary

The Franklin Templeton Global Currency Fund provided a cumulative total return of -3.34% for the six-month period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. However, we maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

The fund's share price decreased by $0.69, from $12.80 on October 31, 1996 to $12.11 on April 30, 1997. During this same period, shareholders received regular dividend income totaling 26.6 cents ($0.266) per share. Based on the maximum offering price of $12.48 on April 30, 1997, and an annualization of April's monthly dividend of 4.2 cents ($0.042) per share, the fund's distribution rate was 4.04%. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.

During the six months ended April 30, 1997, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which may cause all or a portion of the total distributions to be characterized as a return of capital at the fund's year-end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares.

Franklin Templeton Global Currency Fund
Periods ended April 30, 1997

                                                                        Since
                                                                      Inception
                                      One-Year   Five-Year  Ten-Year  (6/27/86)
--------------------------------------------------------------------------------

      Cumulative Total Return1         -1.44%      26.61%    82.04%    108.88%

      Average Annual Total Return2     -4.40%       4.83%     6.17%      7.03%

      Value of $10,000 Investment3     $9,560     $12,284   $17,659    $20,256

      Distribution Rate4                  4.04%

      30-Day Standardized Yield5          3.81%


                                 4/30/93   4/30/94   4/30/95   4/30/96   4/30/97
--------------------------------------------------------------------------------
      One-Year Total Return6      13.28%    3.41%     12.30%    -2.33%    -1.44%
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in the value of an investment over the indicated periods and includes the maximum 3.0% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the sales charge.

4. Distribution rate is based on the maximum offering price of $12.48 per share on April 30, 1997, and an annualization of the most recent monthly dividend of
4.2 cents ($0.042) per share.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended April 30, 1997.

6. One-year total return represents the change in value of an investment over the periods ended on the indicated dates and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Voluntary expense limitations by the fund's Investment Manager and Fund Administrator in the past increased the fund's total returns. If they had not taken this action, the fund's total returns would have been lower. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN TEMPLETON HARD CURRENCY FUND
--------------------------------------------------------------------------------
Your Fund's Objective:

The Franklin Templeton Hard Currency Fund seeks to protect shareholders against depreciation of the U.S. dollar relative to other currencies by investing in high-quality, interest-bearing money market instruments (and forward contracts), denominated in those Major Currencies which historically have experienced low rates of inflation, and which, in the view of the Investment Manager, are currently pursuing economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long term.

Since the Franklin Templeton Hard Currency Fund holds primarily short-term securities whose prices have been relatively stable in local currency terms, most of its total return is derived from interest paid by portfolio securities, and from changes in the U.S. dollar's value relative to the currencies of countries where it is invested. This can put your fund at a disadvantage during a period when the dollar is strengthening, because our internal benchmark portfolio consists of one- third weightings each in the local currency money markets of Japan, Germany, and Switzerland.

During the six months covered by this report, the U.S. dollar continued to gain value against virtually all of the world's other major currencies. Of most importance to the fund, the dollar appreciated 10% against the Japanese yen, and in April reached a four-year high of 127.10 yen per dollar. It rose 12% against the German mark, reaching a three-year high of 1.7326 per dollar in April. And it increased 14% against the Swiss franc, reaching a three-year high of 1.4868 in February. Within this environment, the fund posted a six-month total return of -10.78%, as discussed in the Performance Summary on page 22. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see in the Performance Summary, the fund has delivered a total return of +56.04%, and an average annual return of +6.15% for the period from its inception on November 17, 1989, to April 30, 1997.

At the end of the period under review, German marks represented 49.1% of the fund's total net assets; Swiss francs, 22.2%; Japanese yen, 20.2%; U.S. dollars, 7.5%; and Italian lire, 1.0%. Although we attempted to take advantage of opportunities during this period of dollar strength, the only significant net change we made was converting a 5.1% position in New Zealand dollars into additional yen.

In our opinion, several factors contributing to the dollar's weakening since the early 1970s are still in place. Despite progress in combating the budget deficit, the U.S. dependence on foreign help in financing the huge debt burden has grown over the past few years, and we believe the proportion of world trade conducted in U.S. dollars is likely to decline as emerging market countries develop their economies. In fact, the dollar's improvement over the past 24 months versus most currencies may be more accurately considered a weakening of the other currencies. If the Japanese and German economies rebound and the world's economy grows, the dollar may resume its long-term decline.




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




As always, we will continue to monitor economic events, and try to position the portfolio to take advantage of the many opportunities in the currency markets around the world.

Of course, there are special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Because the fund's assets are largely denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

This discussion reflects the strategies we employed for the fund during the past six months, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the fund.

--------------------------------------------------------------------------------
Although the fund's Statement of Investments on page 35 of this report indicates that the fund held 69.1% of its portfolio investments in U.S. dollar-denominated assets as of April 30, 1997, its net exposure to the U.S. dollar on that date was only 7.5%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 45) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts in essence creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
--------------------------------------------------------------------------------


Performance Summary

Class I

Franklin Templeton Hard Currency Fund Class I shares provided a cumulative total return of -10.78% for the six-month period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. However, we maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

The fund's share price decreased by $1.46, from $11.64 on October 31, 1996, to $10.18 on April 30, 1997. During this same period, Class I shareholders received regular dividend income totaling 21.6 cents ($0.216) per share. Based on the maximum  offering  price of $10.49 on April 30, 1997,  and an  annualization  of
April's monthly dividend of 3.4 cents ($0.034) per share, the fund's distribution rate was 3.89%. Of course, past performance is not predictive of future results. Distributions will vary, depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.

--------------------------------------------------------------------------------
During the six months ended April 30, 1997, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which may cause all or a portion of the total distributions to be characterized as a return of capital at the fund's year-end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Franklin Templeton Hard Currency Fund
Class I
Periods ended April 30, 1997

                                                                     Since
                                                                   Inception
                                            One-Year   Five-Year   (11/17/89)
--------------------------------------------------------------------------------

      Cumulative Total Return1               -11.21%     19.11%      56.04%

      Average Annual Total Return2           -13.87%      3.56%       6.15%

      Value of $10,000 Investment3            $8,613    $11,550     $15,132

      Distribution Rate4                          3.89%

      30-Day Standardized Yield5                  3.26%


                                 4/30/93   4/30/94   4/30/95   4/30/96   4/30/97
--------------------------------------------------------------------------------

      One-Year Total Return6      17.11%    3.62%     21.43%    -8.92%   -11.21%
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include the sales charge.

2. Average annual total return represents the average annual change in the value of an investment over the indicated periods, and includes the maximum 3.0% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods, and include the sales charge.

4. Distribution rate is based on the maximum offering price of $10.49 per share on April 30, 1997, and an annualization of the most recent monthly dividend of
3.4 cents ($0.034) per share.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended April 30, 1997.

6. One-year total return represents the change in value of an investment over the periods ended on the dates indicated, and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Voluntary expense limitations by the fund's Investment Manager and Fund Administrator in the past increased the fund's total return. If they had not taken this action, the total returns for Class I shares would have been lower. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Performance Summary

Advisor Class

Franklin Templeton Hard Currency Fund Advisor Class shares provided an aggregate total return of -8.49% for the four-month period from inception on January 1, 1997 through April 30, 1997. Aggregate total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The Fund's share price decreased by $1.10, from $11.28 on January 2, 1997 (day of commencement of sales), to $10.18 on April 30, 1997. During this same period, shareholders received regular dividend income of 14.56 cents ($0.1456) per share. Based on the maximum offering price of $10.18 on April 30, 1997, and an annualization of April's monthly dividend of 3.61 cents ($0.0361) per share, the fund's distribution rate was 4.26%. Of course, past performance is not predictive of future results. Distributions will vary, depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.

--------------------------------------------------------------------------------
During the four months ended April 30, 1997, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which may cause all or a portion of the total distributions to be characterized as a return of capital at the fund's year-end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Franklin Templeton Hard Currency Fund
Advisor Class
Period ended April 30, 1997

                                                         Since
                                                       Inception
                                                        (1/1/97)
--------------------------------------------------------------------------------

            Aggregate Total Return1                      -8.49%

            Value of $10,000 Investment2                 $9,151

            Distribution Rate3                   4.26%

            30-Day Standardized Yield4           3.61%
--------------------------------------------------------------------------------

1. Aggregate total return represents the change in value of an investment over the period indicated. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

2. This figure represents the value of a hypothetical $10,000 investment in the Fund over the period indicated.

3. Distribution rate is based on the maximum offering price of $10.18 per share on April 30, 1997, and an annualization of the most recent monthly dividend of
3.61 cents ($0.0361) per share.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended April 30, 1997.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUND
--------------------------------------------------------------------------------
Your Fund's Objective:

The Franklin Templeton High Income Currency Fund seeks to achieve high current income at a level significantly above that available on U.S. dollar money market funds by investing in interest-bearing money market instruments denominated in Major and Non-Major Currencies. Subject to this investment objective, a secondary consideration of the fund is preservation of capital.

During the six months covered by this report, the U.S. dollar exhibited unusual strength, appreciating against most other currencies. Compared with the German mark, it reached a three-year high, rising 12%; compared with the Swedish krona, 16%; the Spanish peseta, 12%; the Italian lira, 11%; and the Canadian dollar, 4%. Since the fund holds primarily short-term securities whose prices are not highly variable, its total return is based on changes in the U.S. dollar's value versus the currencies of countries where it is invested, in addition to interest paid by portfolio securities. This can put your fund at a disadvantage during a period when the U.S. dollar is strengthening, because our internal benchmark portfolio consists of equal investments in the local currency markets of Australia, Canada, Denmark, Spain, France, the United Kingdom, Italy, Netherlands, New Zealand, and Sweden. Within this environment, the fund posted a six-month total return of -1.33%, as discussed in the Performance Summary on page 29. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As also shown in the Performance Summary, the fund has delivered a cumulative total return of +63.60% for the period from its inception on November 17, 1989 to April 30, 1997.

Attempting to take advantage of opportunities in the currency markets, we increased the fund's position in U.S. dollars from 15.4% of total net assets on October 31, 1996, to 45.8% on April 30, 1997. We accommodated these changes by eliminating our holdings denominated in New Zealand dollars, German marks, and French francs, which had totaled 12.4% of total net assets on October 31, 1996. We also reduced our Australian dollar holdings, from 20.3% to 7.8%, and pared our positions in British pounds, Spanish pesetas, Italian lira, and Canadian dollars slightly.

Looking forward, the currencies described above, as well as others in Europe, may weaken further versus the U.S. dollar in the near term. However, we believe that many reasons for the 25-year decline in the dollar's value persist, and that the dollar could resume its former trend. As always, we will continue to monitor the economic situation, attempting to earn the best possible return for the fund. There are, of course, special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Developing markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. Because the fund's assets are largely denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.




GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT



This discussion reflects the strategies we employed for the fund during the past six months, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

--------------------------------------------------------------------------------
Please note that although the fund's Statement of Investments on page 37 of this report indicates that the fund held 71.3% of its portfolio investments in U.S. dollar-denominated assets as of April 30, 1997, the fund's net exposure to the U.S. dollar as of that date was only 45.8%. The difference in the two figures is explained by the fund's holdings of forward currency exchange contracts (see
Note 2 in the Notes to Financial Statements on page 45) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts creates a position which is essentially the economic equivalent of a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
--------------------------------------------------------------------------------

Performance Summary

The Franklin Templeton High Income Currency Fund provided a cumulative total return of -1.33% for the six-month period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. Of course, we maintain a long-term perspective when managing the fund and we encourage shareholders to view their investments in a similar manner.

The fund's share price decreased by $0.38, from $11.02 on October 31, 1996 to $10.64 on April 30, 1997. During this same period, shareholders received regular dividend income totaling 23.5 cents ($0.235) per share. Based on the maximum offering price of $10.97 on April 30, 1997, and an annualization of April's monthly dividend of 3.6 cents ($0.036) per share, the fund's distribution rate was 3.94%. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.


Franklin Templeton High Income Currency Fund
Periods ended April 30, 1997

                                                                     Since
                                                                   Inception
                                            One-Year   Five-Year   (11/17/89)
--------------------------------------------------------------------------------

      Cumulative Total Return1                3.06%      22.59%      63.60%

      Average Annual Total Return2            -0.03%      4.16%       6.83%

      Value of $10,000 Investment3            $9,997    $11,891     $15,865

      Distribution Rate4                          3.94%

      30-Day Standardized Yield5                  3.96%


                                 4/30/93   4/30/94   4/30/95   4/30/96   4/30/97
--------------------------------------------------------------------------------

      One-Year Total Return6      4.49%     -2.03%    12.18%    3.62%     3.06%
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include the sales charge.

2. Average annual total return represents the average annual change in the value of an investment over the indicated periods, and includes the maximum 3.0% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods, and include the sales charge.

4. Distribution rate is based on the maximum offering price of $10.97 per share on April 30, 1997, and an annualization of the most recent monthly dividend of
3.6 cents ($0.036) per share.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended April 30, 1997.

6. One-year total return represents the change in value of an investment over the periods ended on the indicated dates and does not include the initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Voluntary expense limitations by the fund's Investment Manager and Fund Administrator in the past increased the fund's total return. If they had not taken this action, the fund's total returns would have been lower. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments in Securities and Net Assets, April 30, 1997 (unaudited)

                  Face                                                                                                      Value
  Country*       Amount      Franklin Templeton German Government Bond Fund                                                (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                             Long Term Investments  84.7%
                             Eurobonds  22.1%
     DD          900,000     Europe Economic Community, 6.50%, 3/10/00 ...........................................       $  552,787
     DD          500,000     European Investment Bank, 7.75%, 1/26/05 ............................................          326,018
     AT          850,000     Government of Austria, 7.25%, 5/3/07.................................................          538,276
     DD          925,000     Interamerican Development Bank, 6.75%, 4/29/03 ......................................          573,217
     DD          600,000     International Bank Recon/Dev, 6.125%, 9/27/02 .......................................          364,713
     DD          800,000     Japan Finance Corp. Muni Enterprises, 7.75%, 10/28/04 ...............................          520,243
     DK          275,000     Kingdom of Denmark, 6.125%, 4/15/98 .................................................          162,792
     AT          500,000     Osterreich Kontrollbank, 7.00%, 8/8/05 ..............................................          311,868
                                                                                                                         ----------
                                   Eurobonds (Cost $3,604,986) ...................................................        3,349,914
                                                                                                                         ----------
                             German Bonds  62.6%
     DD          540,000     Allgemeine Hypotheken Bank AG, 6.00%, 9/16/02 .......................................          325,559
     DD          530,000     Bayerische Hypotheken-Und Wechselbank AG, 6.00%, 9/13/00 ............................          321,704
     DD          750,000     Bundesland Baden-Wuerttemberg, 7.50%, 10/22/04 ......................................          480,797
     DD          500,000     Deutsche Bundespost, 7.50%, 12/02/02 ................................................          321,571
     DD          900,000     Deutsche Hypothekenbank Franfurt AG, 6.00%, 3/22/02, #1083...........................          544,522
                             Federal Republic of Germany:
     DD          950,000       5.375%, 2/22/99, Bundesobl 110.....................................................          565,666
     DD          685,000       9.00%, 12/01/00 ...................................................................          454,557
     DD          770,000       7.375%, 1/3/05.....................................................................          494,419
     DD          755,000       6.875%, 5/12/05, Ser 95............................................................          470,965
     DD          765,000     Government of Germany, 5.25%, 2/21/01 ...............................................          455,731
     DD          500,000     Freie Hansestadt Bremen, 8.50%, 4/17/98 .............................................          302,050
     DD          650,000     KFW International Finance, 7.75%, 10/6/04............................................          423,072
     DD          800,000     Land Hessen, 6.00%, 6/18/97 .........................................................          462,489
     DD          150,000     Land Niedersachsen, 7.50%, 1/20/05 ..................................................           97,216
                             Land Sachsen Anhalt:
     DD          800,000       7.50%, 10/28/04 ...................................................................          510,540
     DD          550,000       7.25%, 4/20/05 ....................................................................          345,914
     DD          890,000     Landwirt Schaftliche Rentenbank, 7.50%, 10/15/97 ....................................          523,000
     DD          800,000     LKB Baden-Wuerttemburg Finance NV, 6.50%, 9/15/08 ...................................          477,274
     DD          530,000     Rheinhyp Rheinische Hypothekenbank AG, 5.50%, 12/20/99 ..............................          317,296
     DD          900,000     Sueddeutsche Bodencreditbank AG, 6.00%, 11/06/01 ....................................          545,198
     DD          290,000     Treuhandanstalt, 7.375%, 12/02/02 ...................................................          186,226
     DD          530,000     Westfaelische Hypothekenbank AG, 5.50%, 9/13/99 .....................................          316,714
     DD          900,000     Wurttembergische Hypothekenbank, 5.50%, 1/22/02 .....................................          533,867
                                                                                                                         ----------
                                   German Bonds (Cost $10,504,712) ...............................................        9,476,347
                                                                                                                         ----------
                                   Total Long Term Investments (Cost $14,109,698) ................................       12,826,261
                                                                                                                         ----------

Statement of Investments in Securities and Net Assets, April 30, 1997 (unaudited) (cont.)

                  Face                                                                                                      Value
  Country*       Amount      Franklin Templeton German Government Bond Fund                                                (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                             Short Term Investments  6.0%
                             Time Deposit  3.4%
     US          521,000     Deutsche Bank AG, 5.65%, 5/1/97 (Cost $521,000)......................................       $  521,000
                                                                                                                         ----------
                             U.S. Government Agencies2.6%
     US          400,000     Federal Home Loan Mortgage, 5/1/97 (Cost $399,941) ..................................          400,000
                                                                                                                         ----------
                                   Total Short Term Investments (Cost $920,941)...................................          921,000
                                                                                                                         ----------
                                       Total Investments (Cost $15,030,639)  90.7% ...............................       13,747,261
                                       Other Assets and Liabilities, Net  9.2% ...................................        1,388,166
                                       Net Unrealized Gain on Forward
                                        Foreign Currency Contracts  0.1% .........................................            1,047
                                                                                                                         ----------
                                       Net Assets  100.0% ........................................................      $15,136,474
                                                                                                                         ==========



                             At April 30, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $15,030,639 was as follows:
                               Aggregate gross unrealized appreciation for all investments in
                                which there was an excess of value over tax cost .................................        $  14,045
                               Aggregate gross unrealized depreciation for all investments in
                                which there was an excess of value over tax cost .................................       (1,297,423)
                                                                                                                         ----------
                               Net unrealized depreciation .......................................................     $ (1,283,378)
                                                                                                                         ==========



*Securities traded in currency of country indicated. See page 38 for country legend.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments in Securities and Net Assets, April 30, 1997 (unaudited)

                  Face                                                                                                     Value
  Country*       Amount        Franklin Templeton Global Currency Fund                                                   (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                               Long Term Investments  5.3%
                               Foreign Government Securities - Floating Rate Notes
     ES          4,150,000     Government of Spain, floating rate note, 3.188%, 6/29/02
                                (Cost $2,728,125) ................................................................      $ 2,398,084
                                                                                                                         ----------
                               aShort Term Investments  90.9%
                               Time Deposit  3.8%
     US          1,706,000     Deutsche Bank AG, 5.65%, 5/1/97 (Cost $1,706,000) .................................        1,706,000
                                                                                                                         ----------
                               Commercial Paper  29.8%
     US          2,215,000     Abbott Laboratories, 5.47%, 5/12/97 ...............................................        2,210,912
     US          2,255,000     Bank of Nova Scotia, 5.52%, 6/6/97.................................................        2,242,185
     US          2,250,000     Ciesco CP, 5.32%, 5/1/97...........................................................        2,250,000
     US          2,250,000     General Electric Capital Corp., 5.25%, 6/4/97......................................        2,237,911
     US          2,250,000     Merrill Lynch & Co. Inc., 5.55%, 5/8/97............................................        2,247,228
     US          2,245,000     Nestle Capital Corporation, 5.47%, 5/29/97 ........................................        2,235,016
                                                                                                                         ----------
                                     Total Commercial Paper (Cost $13,423,685) ...................................       13,423,252
                                                                                                                         ----------
                               Foreign Government Securities - Floating Rate Notes  2.6%
     DD          2,000,000    bGovernment of Belgium, floating rate note, semi-annual calls, 3.188%,
                                3/24/00 (Cost $1,282,288) ........................................................        1,153,913
                                                                                                                         ----------
                               Government Securities  16.3%
     DD          1,750,000     bEuropean Investment Bank, Floating rate note, semi-annual call,
                                3.063%, 3/25/98 ..................................................................        1,011,695
     DD          2,000,000     Federal Republic of Germany, Bundesschatzanw, 6.375%, 5/20/97 .....................        1,156,569
     DD          6,000,000     German Treasury Bill, 2.90%, to 3.05%, with maturities to 10/17/97 ................        3,427,172
     US          1,743,000     U. S. Treasury Bills, 5.05% to 5.08%, with maturities to 6/5/97....................        1,735,742
                                                                                                                         ----------
                                     Total Government Securities (Cost $7,797,883) ...............................        7,331,178
                                                                                                                         ----------
                               U.S. Government Agencies  38.4%
     US          1,055,000     Federal Farm Credit Banks, 5.24%, 5/6/97...........................................        1,054,213
     US          2,400,000     Federal Home Loan Banks, 5.36% to 5.42%, with maturities to 6/12/97 ...............        2,390,070
     US          5,025,000     Federal Home Loan Mortgage Corp., 5.37% to 5.45%, with maturities
                                to 5/16/97 .......................................................................        5,014,924
     US          8,905,000     Federal National Mortgage Association, 5.43% to 5.68%, with maturities
                                to 10/7/97........................................................................        8,866,404
                                                                                                                         ----------
                                         Total U.S. Government Agencies (Cost $17,323,402) .......................       17,325,611
                                                                                                                         ----------
                                         Total Short Term Investments (Cost $41,533,258) .........................       40,939,954
                                                                                                                         ----------
                                              Total Investments (Cost $44,261,383)  96.2% ........................       43,338,038
                                              Other Assets and Liabilities, Net  3.9% ............................        1,760,859
                                              Net Unrealized Loss on Forward
                                               Foreign Currency Contracts  (0.1%).................................          (30,311)
                                                                                                                         ----------
                                              Net Assets  100.0% .................................................      $45,068,586
                                                                                                                         ==========



                               At April 30, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $44,261,383 was as follows:
                                 Aggregate gross unrealized appreciation for all investments in
                                  which there was an excess of value over tax cost ...............................         $  3,649
                                 Aggregate gross unrealized depreciation for all investments in
                                  which there was an excess of value over tax cost ...............................         (926,994)
                                                                                                                         ----------
                                 Net unrealized depreciation .....................................................       $ (923,345)
                                                                                                                         ==========



*Securities traded in currency of country indicated. See page 38 for country legend.

aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of the purchase by the Fund. Other securities bear interest at the rate shown, payable at fixed dates or upon maturity.

bFloating rate notes with an embedded put and/or call feature.



                                   The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments in Securities and Net Assets, April 30, 1997 (unaudited)


                   Face                                                                                                     Value
  Country*        Amount         Franklin Templeton Hard Currency Fund                                                    (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                                 Long Term Investments  1.8%
                                 Corporate Bonds - Floating Rate Notes  0.7%
     JP          100,000,000     Inter-American Development Bank, floating rate note, .047%, 6/19/98
                                  (Cost $996,562) ..............................................................         $  788,725
                                                                                                                         ----------
                                 Foreign Government Securities - Floating Rate Notes1.0%
     IT          135,000,000     Government of Italy, Tranche 3, floating rate note, 0.632%, 7/26/99
                                  (Cost $1,392,599) ............................................................          1,069,300
                                                                                                                         ----------
                                 Government Securities  0.1%
     US               25,000     U.S. Treasury Note, 6.50%, 8/15/97 (Cost $25,605) .............................             25,078
                                                                                                                         ----------
                                       Total Long Term Investments (Cost $2,414,766) ...........................          1,883,103
                                                                                                                         ----------
                                aShort Term Investments  98.8%
                                 Time Deposit  5.2%
     US            5,490,000     Deutsche Bank AG, 5.65%, 5/1/97 (Cost $5,490,000) .............................          5,490,000
                                                                                                                         ----------
                                 Commercial Paper  42.0%
     US            4,100,000     Abbott Laboratories, 5.47%, 5/12/97 ...........................................          4,092,437
     US            4,950,000     Bank of Nova Scotia, 5.52%, 6/6/97.............................................          4,921,869
     CH            7,000,000     Canadian Wheat Board, 1.70%, 5/12/97 ..........................................          4,744,405
     US            4,495,000     Ciesco CP, 5.32%, 5/1/97.......................................................          4,495,000
     US            4,000,000     General Electric Capital Corp., 5.25%, 6/4/97..................................          3,978,508
     US            2,700,000     Goldman Sachs & Co., 5.55%, 5/2/97.............................................          2,699,166
     CH            7,000,000     Halifax Building Society Ltd., 1.72%, 5/12/97 .................................          4,744,405
     US            5,225,000     Merrill Lynch & Co. Inc., 5.55%, 5/8/97........................................          5,218,563
     US            5,120,000     Nestle Capital Corporation, 5.47%, 5/29/97 ....................................          5,097,231
     CH            7,000,000     Pepsico Inc., 1.70%, 5/12/97 ..................................................          4,744,405
                                                                                                                         ----------
                                       Total Commercial Paper (Cost $44,817,705) ...............................         44,735,989
                                                                                                                         ----------
                                 Foreign Government Securities - Floating Rate Notes  2.5%
     DD            4,600,000    bGovernment of Belgium, floating rate note, semi-annual calls, 3.188%,
                                  3/24/00 (Cost $3,040,367) ....................................................          2,653,999
                                                                                                                         ----------
                                 Government Securities  19.1%
     DD            1,650,000    bEuropean Investment Bank, floating rate note, semi-annual calls,
                                  2.85%, 10/23/98 ..............................................................            951,120
     DD           10,100,000     Federal Republic of Germany, Bundesschatzanw, 5.75%, 8/20/97 ..................          5,874,508
     DD           14,000,000     German Treasury Bill, 2.90% to 3.05%, with maturities to 10/17/97 .............          8,020,953
     US            5,599,000     U. S. Treasury Bills, 5.00% to 5.20%, with maturities to 6/5/97................          5,572,438
                                                                                                                         ----------
                                       Total Government Securities (Cost $22,087,944) ..........................         20,419,019
                                                                                                                         ----------


Statement of Investments in Securities and Net Assets, April 30, 1997 (unaudited) (cont.)

                   Face                                                                                                    Value
  Country*        Amount         Franklin Templeton Hard Currency Fund                                                    (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                                 U.S. Government Agencies  30.0%
     US            8,500,000     Federal Farm Credit Banks, 5.24% to 5.45%, with maturities to 6/24/97 .........        $ 8,457,330
     US            6,025,000     Federal Home Loan Bank, 5.41% to 5.42%, with maturities to 6/12/97 ............          6,380,800
     US            6,100,000     Federal Home Loan Mortgage Corp., 5/13/97 .....................................          6,089,081
     US           11,100,000     Federal National Mortgage Association, 5.41% to 5.68%, with
                                  maturities to 10/07/97........................................................         11,096,584
                                                                                                                         ----------
                                       Total U.S. Government Agencies (Cost $32,019,658) .......................         32,023,795
                                                                                                                         ----------
                                       Total Short Term Investments (Cost $107,455,674) ........................        105,322,802
                                                                                                                         ----------
                                           Total Investments (Cost $109,870,440)  100.6% .......................        107,205,905
                                           Other Assets and Liabilities, Net  0.3% .............................            288,443
                                           Net Unrealized Loss on Forward Foreign
                                  Currency Contracts  (0.9%) ...................................................           (932,111)
                                                                                                                         ----------
                                           Net Assets  100.0% ..................................................       $106,562,237
                                                                                                                         ==========


                                 At April 30, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $109,870,440 was as follows:
                                   Aggregate gross unrealized appreciation for all investments in
                                    which there was an excess of value over tax cost ...........................           $  7,210
                                   Aggregate gross unrealized depreciation for all investments in
                                    which there was an excess of value over tax cost ...........................         (2,671,746)
                                                                                                                         ----------
                                   Net unrealized depreciation .................................................      $  (2,664,536)
                                                                                                                         ==========



*Securities traded in currency of country indicated. See page 38 for country legend.

aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of the purchase by the Fund. Other securities bear interest at the rate shown, payable at fixed dates or upon maturity.

bFloating rate notes with an embedded put and/or call feature.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments in Securities and Net Assets, April 30, 1997 (unaudited)

                   Face                                                                                                    Value
  Country*        Amount        Franklin Templeton High Income Currency Fund                                             (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                                Long Term Investment  8.0%
                                Foreign Government Securities - Floating Rate Notes
     UK             460,000     United Kingdom, floating rate note, 5.989%, 3/11/99 (Cost $716,135) ...............      $  746,925
                                                                                                                         ----------
                               aShort Term Investments  90.1%
                                Time Deposit  7.7%
     US             460,000     Deutsche Bank AG, 5.65%, 5/1/97....................................................         460,000
     IT         443,234,030     JP Morgan & Co. Inc., 7.00%, 5/7/97................................................         258,694
                                                                                                                         ----------
                                      Total Time Deposit (Cost $718,694) ..........................................         718,694
                                                                                                                         ----------
                                Commercial Paper  26.1%
     US             410,000     Abbott Laboratories, 5.47%, 5/12/97 ...............................................         409,244
     US             440,000     Bank of Nova Scotia, 5.52%, 6/6/97.................................................         437,499
     US             335,000     Ciesco LP, 5.32%, 5/1/97...........................................................         335,000
     US             400,000     General Electric Capital Corp., 5.25%, 6/4/97......................................         397,851
     US             430,000     Merrill Lynch & Co. Inc., 5.55%, 5/8/97............................................         429,470
     US             420,000     Nestle Capital Corporation, 5.47%, 5/29/97 ........................................         418,132
                                                                                                                         ----------
                                          Total Commercial Paper (Cost $2,427,284) ................................       2,427,196
                                                                                                                         ----------
                                Government Securities  21.4%
     CA             390,000     Canada Treasury Bill, 6.67%, 10/02/97 .............................................         275,405
     ES          69,000,000     Government of Spain, 0.0%, 4/3/98..................................................         447,163
     IT         910,000,000     Italy Treasury Bill, 8.26%, 9/30/97 ...............................................         517,580
     SE           2,000,000     Sweden Treasury Bill, 14.95%, 6/18/97 .............................................         253,480
     US             507,000     U. S. Treasury Bills, 4.97% to 5.105%, 6/5/97......................................         504,595
                                                                                                                         ----------
                                          Total Government Securities (Cost $2,066,740) ...........................       1,998,223
                                                                                                                         ----------
                                U.S. Government Agencies  34.9%
     US             345,000     Federal Farm Credit Banks, 5.24%, 5/6/97...........................................         344,743
     US           1,030,000     Federal Home Loan Bank, 5.41% to 5.46%, with maturities to 6/12/97 ................       1,027,747
     US           1,080,000     Federal Home Loan Mortgage Corp., 5.35% to 5.37%, with maturities
                                 to 6/6/97.........................................................................       1,077,308
     US             800,000     Federal National Mortgage Association., 5.42% to 5.68%, with maturities
                                 to 10/7/97........................................................................         797,666
                                                                                                                         ----------
                                      Total U.S. Government Agencies (Cost $3,247,192) ............................       3,247,464
                                                                                                                         ----------
                                      Total Short Term Investments (Cost $8,459,910) ..............................       8,391,577
                                                                                                                         ----------
                                          Total Investments (Cost $9,176,045)  98.1% ..............................       9,138,502
                                          Other Assets and Liabilities, Net  1.9% .................................         175,885
                                                                                                                         ----------
                                          Net Assets   100.0% .....................................................      $9,314,387
                                                                                                                         ==========



                                At April 30, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $9,176,045 was as follows:
                                  Aggregate gross unrealized appreciation for all investments in
                                   which there was an excess of value over tax cost ...............................       $  31,372
                                  Aggregate gross unrealized depreciation for all investments in
                                   which there was an excess of value over tax cost ...............................         (68,915)
                                                                                                                         ----------
                                  Net unrealized depreciation .....................................................       $ (37,543)
                                                                                                                         ==========



COUNTRY LEGEND:
AT    - Austria
CA    - Canada
CH    - Switzerland
DD    - Germany
ES    - Spain
IT    - Italy
JP    - Japan
SE    - Sweden
UK    - United Kingdom
US    - United States



*Securities traded in currency of country indicated. See page 38 for country legend.

aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of the purchase by the Fund. Other securities bear interest at the rate shown, payable at fixed dates or upon maturity.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON GLOBAL TRUST

Financial Statements

Statements of Assets and Liabilities
April 30, 1997 (unaudited)

                                                                        Franklin
                                                                        Templeton      Franklin          Franklin         Franklin
                                                                          German       Templeton        Templeton        Templeton
                                                                        Government       Global            Hard         High Income
                                                                         Bond Fund    Currency Fund    Currency Fund   Currency Fund
                                                                        ----------     -----------      -----------     -----------
Assets:
 Investment in Securities:
  At identified cost ..............................................    $15,030,639     $44,261,383     $109,870,440    $  9,176,045
                                                                        ==========     ===========      ===========     ===========
  At value ........................................................    $13,747,261     $43,338,038     $107,205,905    $  9,138,502
 Foreign currencies (cost $ 1,156,759) ............................      1,146,318              --               --              --
 Cash .............................................................             --       2,020,723        3,362,449         201,310
 Receivables:
  Investment securities sold ......................................             --              --               --       2,571,563
  Interest ........................................................        358,286         111,890          266,984          12,216
  Capital shares sold .............................................         40,529          21,502          152,359          33,268
 Net unrealized gain on forward foreign currency contract (Note 2)           1,047         205,287          94,406            5,323
 Unamortized organization cost (Note 3) ...........................          5,135              --               --              --
                                                                        ----------     -----------      -----------     -----------
      Total assets ................................................     15,298,576      45,697,440      111,082,103      11,962,182
                                                                        ----------     -----------      -----------     -----------
Liabilities:
 Payables:
  Investment securities purchased .................................             --              --               --       2,571,796
  Capital shares repurchased ......................................          5,380         155,149        3,074,789          13,521
  Management fees .................................................          6,841          24,526           58,477           5,017
  Distribution fees ...............................................          7,794          23,569           92,629           6,781
  Shareholder servicing costs .....................................          5,521           4,520           10,889           1,118
 Accrued expenses and other liabilities ...........................        130,784         185,492          256,565          44,231
 Net unrealized loss on forward foreign currency contract (Note 2)              --         235,598        1,026,517           5,331
 U.S. cash overdraft ..............................................          5,782              --               --              --
                                                                        ----------     -----------      -----------     -----------
      Total liabilities ...........................................        162,102         628,854        4,519,866       2,647,795
                                                                        ----------     -----------      -----------     -----------
Net assets, at value ..............................................    $15,136,474     $45,068,586     $106,562,237    $  9,314,387
                                                                        ==========     ===========      ===========     ===========
Net assets consist of:
 Distributions in excess of net investment income .................      $ (39,860)      $ (37,636)       $ (64,963)      $ (46,919)
 Unrealized appreciation (depreciation) on investments and translation
  of assets and liabilities denominated in foreign currencies .....     (1,320,940)       (963,112)      (3,617,198)        (41,738)
 Accumulated net realized gain (loss) from
  investments and foreign currency transactions ...................       (297,656)     (1,875,618)     (13,946,569)       (208,277)
 Capital shares:
  Class I .........................................................     16,010,628      47,944,952      123,969,771       9,611,321
  Advisor Class ...................................................        784,302              --          221,196              --
                                                                        ----------     -----------      -----------     -----------
Net assets, at value ..............................................    $15,136,474     $45,068,586     $106,562,237    $  9,314,387
                                                                        ==========     ===========      ===========     ===========
CLASS I:
Net assets, at value...............................................    $14,381,886                     $106,347,635
Shares outstanding ................................................      1,241,251       3,720,070       10,451,430         875,737
                                                                        ==========     ===========      ===========     ===========
Net asset value per share .........................................       $  11.59        $  12.11         $  10.18        $  10.64
                                                                        ==========     ===========      ===========     ===========
Maximum offering price ............................................       $  11.95        $  12.48         $  10.49        $  10.97
                                                                        ==========     ===========      ===========     ===========
ADVISOR CLASS:
Net assets, at value...............................................     $  754,588                       $  214,602
Shares outstanding ................................................         65,017                           21,073
                                                                        ==========     ===========      ===========     ===========
Net asset value per share .........................................       $  11.61                         $  10.18
                                                                        ==========     ===========      ===========     ===========
Representative computation (Franklin Templeton German Government
 Bond Fund) of net asset value and offering price per share:
Net asset value and redemption price per share ($15,136,474/1,306,268)   $  11.59
                                                                        ==========     ===========      ===========     ===========
Maximum offering price (100/97 of $11.59) .........................      $  11.95
                                                                        ==========     ===========      ===========     ===========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON GLOBAL TRUST

Financial Statements (cont.)

Statements of Operations
for the six months ended April 30, 1997 (unaudited)

                                                               Franklin
                                                               Templeton          Franklin           Franklin           Franklin
                                                                German            Templeton          Templeton          Templeton
                                                              Government           Global              Hard            High Income
                                                               Bond Fund        Currency Fund      Currency Fund      Currency Fund
                                                              ----------         -----------        -----------        -----------
Investment income:
 Interest ...............................................    $   479,488        $  1,221,840      $   2,646,265          $ 267,201
                                                              ----------         -----------        -----------        -----------
Expenses:
 Management fees (Note 7) ...............................         43,774             154,844            365,034             31,200
 Distribution fees (Note 7)
  Class I................................................         15,697              47,666            140,480             10,801
 Shareholder servicing costs ............................         14,600              19,500             55,100              6,000
 Custody fees ...........................................             --                 500              2,700                 --
 Professional fees ......................................          6,650               2,900             13,500              6,700
 Registration fees and insurance ........................         10,500               6,850             22,400              2,525
 Reports to shareholders ................................          6,500               5,700             17,250              2,461
 Amortization of organization cost (Note 3) .............          3,801                  --                 --                 --
 Trustees' fees and expenses ............................          3,750               4,200              5,100              3,600
 Other ..................................................          1,094               3,777              1,705                 --
                                                              ----------         -----------        -----------        -----------
     Total expenses .....................................        106,366             245,937            623,269             63,287
                                                              ----------         -----------        -----------        -----------
     Net investment income ..............................        373,122             975,903          2,022,996            203,914
                                                              ----------         -----------        -----------        -----------
Realized and unrealized loss:
 Net realized loss on:
  Investments ...........................................       (229,474)           (386,011)        (3,603,474)          (135,262)
  Foreign currency transactions .........................        (68,182)         (1,204,031)        (8,881,727)           (50,607)
                                                              ----------         -----------        -----------        -----------
                                                                (297,656)         (1,590,042)       (12,485,201)          (185,869)
                                                              ----------         -----------        -----------        -----------
 Net unrealized depreciation on:
  Investments ...........................................     (1,668,770)           (981,616)        (2,806,096)          (111,023)
  Foreign currency translation of
   other assets and liabilities .........................        (34,794)            (10,335)           (22,797)           (41,263)
                                                              ----------         -----------        -----------        -----------
                                                              (1,703,564)           (991,951)        (2,828,893)          (152,286)
                                                              ----------         -----------        -----------        -----------
Net realized and unrealized loss ........................     (2,001,220)         (2,581,993)       (15,314,094)          (338,155)
                                                              ----------         -----------        -----------        -----------
Net decrease in net assets resulting from operations ....    $(1,628,098)        $(1,606,090)      $(13,291,098)         $(134,241)
                                                              ==========         ===========        ===========        ===========



                                   The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON GLOBAL TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the six months ended April 30, 1997 (unaudited) and the year ended October 31, 1996

                                                                       Franklin Templeton                  Franklin Templeton
                                                                   German Government Bond Fund            Global Currency Fund
                                                              ----------------------------------   ---------------------------------
                                                              Six months ended                     Six months ended
                                                               April 30, 1997      Year ended       April 30, 1997     Year ended
                                                                (unaudited)     October 31, 1996     (unaudited)    October 31, 1996
                                                                -----------       -----------        ----------       -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................        $  373,122       $ 1,129,998        $  975,903       $ 2,341,624
  Net realized loss from investments and
   foreign currency transactions ........................          (297,656)          (84,969)       (1,590,042)         (857,075)
  Net unrealized depreciation on
 investments and translation of assets and
 liabilities denominated in foreign currencies ..........        (1,703,564)       (1,319,445)         (991,951)         (914,651)
                                                                -----------       -----------        ----------       -----------
 Net increase (decrease) in net assets
 resulting from operations ..............................        (1,628,098)         (274,416)       (1,606,090)          569,898
Distributions to shareholders:
 From undistributed net investment income
  Class I ...............................................          (367,985)       (1,645,317)         (988,138)       (3,012,672)
  Advisor Class .........................................            (5,137)               --                --                --
 In excess of net investment income
  Class I ...............................................           (38,463)               --           (37,636)               --
  Advisor Class .........................................            (1,397)               --                --                --
 From net realized gains
  Class I ...............................................                --          (102,554)               --                --
 From tax return of capital
  Class I ...............................................                --          (102,139)               --        (1,330,318)
Decrease in net assets from
 capital share transactions (Note 4) ....................          (374,259)       (4,437,052)       (3,072,955)       (5,395,335)
                                                                -----------       -----------        ----------       -----------
      Net decrease in net assets ........................        (2,415,339)       (6,561,478)       (5,704,819)       (9,168,427)
Net assets:
 Beginning of period ....................................        17,551,813        24,113,291        50,773,405        59,941,832
                                                                -----------       -----------        ----------       -----------
 End of period ..........................................       $15,136,474       $17,551,813       $45,068,586       $50,773,405
                                                                ===========       ===========        ==========       ===========
Undistributed net investment income
 (loss) included in net assets:
  Beginning of period ...................................             $  --        $  660,762         $  12,235       $ 1,463,213
                                                                ===========       ===========        ==========       ===========
  End of period .........................................         $ (39,860)              $--         $ (37,636)        $  12,235
                                                                ===========       ===========        ==========       ===========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON GLOBAL TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended April 30, 1997 (unaudited) and the year ended October 31, 1996

                                                                      Franklin Templeton                   Franklin Templeton
                                                                      Hard Currency Fund                High Income Currency Fund
                                                              ---------------------------------    ---------------------------------
                                                              Six months ended                     Six months ended
                                                               April 30, 1997      Year ended       April 30, 1997     Year ended
                                                                (unaudited)     October 31, 1996     (unaudited)    October 31, 1996
                                                                -----------       -----------        ----------       -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................       $ 2,022,996       $ 5,612,738        $  203,914        $  488,555
  Net realized loss from investments and
 foreign currency transactions ..........................       (12,485,201)      (13,632,229)         (185,869)          (12,000)
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies ..........        (2,828,893)           22,729          (152,286)           59,056
                                                                -----------       -----------        ----------       -----------
      Net increase (decrease) in net assets
 resulting from operations ..............................       (13,291,098)       (7,996,762)         (134,241)          535,611
Distributions to shareholders:
 From undistributed net investment income
  Class I ...............................................        (2,180,181)         (596,892)         (162,854)       (1,005,818)
  Advisor Class .........................................            (1,330)               --                --                --
 In excess of net investment income
  Class I ...............................................           (64,734)               --           (46,918)               --
  Advisor Class .........................................              (229)               --                --                --
 From net realized gain
  Class I...............................................                 --                --                --           (12,939)
 From tax return of capital
  Class I ...............................................                --        (6,321,432)               --           (24,976)
Increase (decrease) in net assets from
 capital share transactions (Note 4) ....................        (2,566,493)        7,492,381          (454,861)         (280,803)
                                                                -----------       -----------        ----------       -----------
      Net decrease in net assets ........................       (18,104,065)       (7,422,705)         (798,874)         (788,925)
Net assets:
 Beginning of period ....................................       124,666,302       132,089,007        10,113,261        10,902,186
                                                                -----------       -----------        ----------       -----------
 End of period ..........................................      $106,562,237      $124,666,302       $ 9,314,387       $10,113,261
                                                                ===========       ===========        ==========       ===========
Undistributed net investment income
 (loss) included in net assets:
  Beginning of period ...................................        $  158,515       $ 1,248,928         $ (41,061)       $  465,794
                                                                ===========       ===========        ==========       ===========
  End of period .........................................       $   (64,963)       $  158,515         $ (46,918)       $  (41,061)
                                                                ===========       ===========        ==========       ===========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON GLOBAL TRUST

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (the Trust), is an open-end management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended. The Trust currently has four separate non-diversified funds (the Funds) in operation consisting of: Franklin Templeton German Government Bond Fund (the German Bond Fund), Franklin Templeton Global Currency Fund (the Global Currency Fund), Franklin Templeton Hard Currency Fund (the Hard Currency
Fund), and Franklin Templeton High Income Currency Fund (the High Income Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate Investment portfolio.

The German Bond Fund seeks long-term total return through investment in a managed portfolio of German government bonds. The Global Currency Fund seeks to maximize total return, through a combination of interest income and currency gains, by investing in interest-earning money market instruments, at least 65% of which will be denominated in three or more Major Currencies, including the U.S. dollar. The Hard Currency Fund seeks to protect shareholders against depreciation of the U.S. dollar relative to other currencies by investing in high-quality, interest-bearing money market instruments (and forward contracts), denominated in those Major Currencies which historically have experienced low rates of inflation, and which are currently pursuing economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long term. The High Income Fund seeks to achieve high current income at a level significantly above that available on U.S. dollar money market funds by investing in interest-bearing money market instruments denominated in Major and Non-Major Currencies. Subject to this investment objective, a secondary consideration of the fund is preservation of capital.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Franklin Advisers, Inc. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Trustees.

The fair values of securities restricted as to resale, if any, are determined following procedures established by the Board of Trustees.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

B. Income Taxes:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

C. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

D. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium, if any, are amortized as required by the Internal Revenue Code.

Distributions from undistributed net investment income, and net realized capital gains from security transactions, to the extent they exceed available capital loss carryovers, are generally made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Internal Revenue Code.

Net investment income differs for financial statement and tax purposes primarily
due  to  differing   treatments  of  realized   gain/loss  on  foreign  currency
transactions.

E. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

F. Foreign Currency Translation:

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the period, resulting from changes in exchange rates.

G. Repurchase Agreements:

The Funds, through its custodian, receives delivery of the underlying securities, whose market is required to be at least 102% of the resale price at the time of purchase. The Funds investment advisor, Franklin Advisers, Inc., is responsible for determining that the value of these underlying securities remains at least equal to the resale price.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

H. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds may enter into forward contracts with the objective of minimizing the risk to the Funds from adverse changes in the relationship between currencies or to enhance Fund value. The Funds may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

Any gain or loss realized from a foreign currency contract is recorded as a realized gain or loss from investments. See the accompanying Statement of Operations for the Funds' total realized gains or losses from investments for the six months ended April 30, 1996.

The Funds segregated sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Funds could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

As of April 30, 1997, the German Government Fund had the following forward foreign currency contracts outstanding:

Contracts to Buy:
-----------------

       1,435,900    Deutschemark for 830,000 U.S. dollars, May 30, 1997............................................        $  1,047
                                                                                                                         ----------
                          Net unrealized gain on forward exchange contracts........................................        $  1,047D
                                                                                                                         ==========

As of April 30, 1997, the Global Currency Fund had the following forward foreign currency contracts outstanding:

Contracts to Buy:
-----------------

       1,000,000    Australian dollars for 776,000 U.S. dollars, May 21,1997.......................................        $  3,687
                                                                                                                         ----------

Contracts to Buy:
-----------------
       2,490,000    Deutschemark for 1,495,496 U.S. dollars, May 7, 1997...........................................         (56,723)
       2,900,000    Deutschemark for 1,695,906 U.S. dollars, May 12, 1997..........................................         (19,633)
       3,500,000    Deutschemark for 2,026,636 U.S. dollars, May 16, 1997..........................................          (2,973)
     869,400,000    Japanese yen for 6,969,138 U.S. dollars, May 27, 1997..........................................         (91,820)
       2,300,000    Deutschemark for 1,380,213 U.S. dollars, July 14, 1997.........................................         (44,556)
       2,677,000    Deutschemark for 1,561,024 U.S. dollars, July 14, 1997.........................................          (6,436)
       1,100,000    Deutschemark for 646,109 U.S. dollars, July 22, 1997...........................................          (6,950)
       1,200,000    Deutschemark for 703,771 U.S. dollars, July 22, 1997...........................................          (6,507)
                                                                                                                         ----------
                                                                                                                           (235,598)
                                                                                                                         ----------

2. FORWARD FOREIGN CURRENCY CONTRACTS

Contracts to Sell:
------------------
       8,140,000    Deutschemark for 4,861,588 U.S. dollars, July 14,1997..........................................     $   134,527
       2,200,000    Deutschemark for 1,286,324 U.S. dollars, July 22,1997..........................................           8,007
         700,000    Deutschemark for 408,974 U.S. dollars, July 22,1997............................................           2,237
         600,000    Deutschemark for 349,956 U.S. dollars, July 22,1997............................................           1,324
         600,000    Deutschemark for 356,040 U.S. dollars, July 22,1997............................................           7,409
       2,500,000    Deutschemark for 1,459,027 U.S. dollars, July 24,1997..........................................           6,186
       1,800,000    Deutschemark for 1,051,488 U.S. dollars, July 24,1997..........................................           5,442
                                                                                                                         ----------
                                                                                                                            165,132
                          Unrealized gain from offsetting forward exchange contracts ..............................          36,468
                                                                                                                         ----------
                                                                                                                            201,600
                                                                                                                         ----------
                          Net unrealized loss on forward exchange contracts .......................................    $    (30,311)
                                                                                                                         ==========

As of April 30, 1997, the Hard Currency Fund had the following forward foreign currency contracts outstanding:

Contracts to Buy:
-----------------
      28,225,000    Deutschemark for 16,951,952 U.S dollars, May 7, 1997 ..........................................      $ (642,969)
   4,059,000,000    Japanese yen for 32,311,734 U.S. dollars, May 9, 1997..........................................        (288,533)
      32,000,000    Deutschemark for 18,539,977 U.S. dollars, May 16, 1997.........................................         (37,919)
      13,853,000    Swiss francs for 9,486,082 U.S. dollars, May 21, 1997 .........................................         (57,096)
                                                                                                                         ----------
                                                                                                                         (1,026,517)
                                                                                                                         ----------

Contracts to Sell:
------------------
   1,430,000,000    Japanese yen for 11,376,923 U.S. dollars, May 9, 1997..........................................          94,406
                                                                                                                         ----------
                          Net unrealized loss on forward exchange contracts  ......................................     $  (932,111)
                                                                                                                         ==========

As of April 30, 1997, the High Income Fund had the following forward foreign currency contracts outstanding:

Contracts to Buy:
-----------------
         128,000    British Pound for 210,688 U.S. dollars, May 9, 1997............................................      $   (3,288)
      62,500,000    Spanish pesetas for 429,553 U.S. dollars, May 19, 1997.........................................          (2,043)
                                                                                                                         ----------
                                                                                                                             (5,331)
                                                                                                                         ----------

Contracts to Buy:
-----------------
         940,000    Australian dollars for 729,440 U.S. dollars, May 21, 1997 .....................................           3,446
       1,445,000    Canadian dollars for 1,035,842 U.S. dollars, May 27, 1997 .....................................             604
                                                                                                                         ----------
                                                                                                                              4,070
                                                                                                                         ----------

Contracts to Sell:
------------------
         150,000    Canadian dollars for 108,050 U.S. dollars, July 21, 1997 ......................................              79
       2,000,000    Swedish kronas for 256,377 U.S. dollars, May 30, 1997..........................................           1,174
                                                                                                                         ----------
                                                                                                                              1,253
                                                                                                                         ----------
                          Net unrealized loss on forward exchange contracts .......................................           $  (8)
                                                                                                                         ==========


3. UNAMORTIZED ORGANIZATION COSTS

The organization costs of the Funds are amortized on a straight line basis over a period of five years from the effective date of registration under the Securities Act of 1933 for each Fund. In the event the initial shareholder or its transferee redeems its shares within the five-year period, the pro-rata share of the then-unamortized deferred organization costs will be deducted from the redemption price paid to such shareholder. New investors purchasing shares of the Funds subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.


4. TRUST SHARES

The Global Currency Fund and High Income Fund offer one class of shares. Effective January 2, 1997, the German Bond Fund and the Hard Currency Fund offer two classes of shares: Class I and Advisor Class shares. Prior to this date, only Class I shares were offered. Shares of each class are identical except for their initial sales load, distribution fees, and voting rights on matters affecting a single class fund. At April 30, 1997 there were an unlimited number of $.01 par value shares authorized. Transactions in each of the Fund's shares for the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:


                                                                           Franklin Templeton
                                                                            German Government              Franklin Templeton
                                                                                Bond Fund                 Global Currency Fund
                                                                       -------------------------        ------------------------
CLASS I                                                                 Shares           Amount          Shares           Amount
                                                                       -------          --------        -------          -------
Six months Ended April 30, 1997
 Shares sold ....................................................      193,169     $   2,360,958        282,334    $   3,498,944
 Shares issued in reinvestment of distributions .................       26,883           332,747         69,869          867,025
 Shares redeemed ................................................     (312,718)       (3,852,265)      (599,517)      (7,438,924)
                                                                       -------          --------        -------          -------
      Net decrease ..............................................      (92,666)      $(1,158,560)      (247,314)   $  (3,072,955)
                                                                       =======          ========        =======          =======
Year Ended October 31, 1996
 Shares sold ....................................................      633,495     $   8,633,416        534,790    $   6,917,329
 Shares issued in reinvestment of distributions .................      109,008         1,470,996        282,686        3,656,845
 Shares redeemed ................................................   (1,093,633)      (14,541,464)    (1,234,150)     (15,969,509)
                                                                       -------          --------        -------          -------
      Net decrease ..............................................     (351,130)    $  (4,437,052)      (416,674)   $  (5,395,335)
                                                                       =======          ========        =======          =======


                                                                               Franklin Templeton
                                                                                German Government
                                                                                    Bond Fund
                                                                            --------------------------
ADVISOR CLASS                                                               Shares             Amount
                                                                            -------            -------
For the period January 2, 1997 through April 30, 1997
 Shares sold ......................................................         100,745       $  1,207,375
 Shares issued in reinvestment of distributions ...................             555              6,534
 Shares redeemed ..................................................         (36,283)          (429,608)
                                                                            -------            -------
      Net increase ................................................          65,017        $   784,301
                                                                            =======            =======


4. TRUST SHARES (cont.)
                                                                           Franklin Templeton               Franklin Templeton
                                                                             Hard Currency              High Income Currency Fund
                                                                       -------------------------        -------------------------
CLASS I                                                                 Shares           Amount         Shares             Amount
                                                                       --------         --------       --------           --------
Six Months Ended April 30, 1997
 Shares sold .....................................................    3,847,646    $  41,452,551        179,245        $ 1,935,172
 Shares issued in reinvestment of distributions ..................      159,892        1,733,166         13,737            148,549
 Shares redeemed .................................................   (4,264,036)     (45,973,406)      (234,763)        (2,538,582)
                                                                       --------         --------       --------           --------
      Net decrease ...............................................     (256,498)   $  (2,787,689)       (41,781)       $  (454,861)
                                                                       ========         ========       ========           ========
Year Ended October 31, 1996
 Shares sold .....................................................    7,838,577    $  95,388,807        246,388        $ 2,688,736
 Shares issued in reinvestment of distributions ..................      440,761        5,393,631         68,646            742,520
 Shares redeemed .................................................   (7,661,154)     (93,290,057)      (340,903)        (3,712,059)
                                                                       --------         --------       --------           --------
      Net increase (decrease) ....................................      618,184    $   7,492,381        (25,869)       $  (280,803)
                                                                       ========         ========       ========           ========



                                                                                Franklin Templeton
                                                                                  Hard Currency
                                                                            --------------------------
ADVISOR CLASS                                                               Shares             Amount
                                                                            -------            -------
For the period January 2, 1997 through April 30, 1997
 Shares sold .....................................................           31,625        $   330,590
 Shares issued in reinvestment of distributions ..................              150              1,552
 Shares redeemed .................................................          (10,702)          (110,946)
                                                                            -------            -------
   Net increase...................................................           21,073        $   221,196
                                                                            =======            =======



5. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS


At October 1, 1996, for tax purposes, the Funds had capital loss carryovers as follows:

                                               Franklin Templeton                                                Franklin Templeton
                                               German Government    Franklin Templeton     Franklin Templeton       High Income
                                                   Bond Fund       Global Currency Fund    Hard Currency Fund      Currency Fund
                                                 -------------        --------------         -------------         ------------
Capital loss carryovers expiring in:
 2001..........................................           --               $ 35,182             $ 301,642                  --
 2002..........................................           --                     --                   271                  --
 2003..........................................           --                173,253               112,254                  --
 2004 .........................................           --                 77,143             1,047,201              22,408
                                                 -------------        --------------         -------------         ------------
                                                          --               $285,578            $1,461,368             $22,408
                                                 =============        ==============         =============         ============



6. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended April 30, 1997, were as follows:

                                               Franklin Templeton                                                Franklin Templeton
                                               German Government    Franklin Templeton     Franklin Templeton       High Income
                                                   Bond Fund       Global Currency Fund    Hard Currency Fund      Currency Fund
                                                 -------------        --------------         -------------         ------------
Purchases................................          $1,044,412                    --                    --                   --
                                                 =============        ==============         =============         ============
Sales....................................          $3,044,780                    --                    --                   --
                                                 =============        ==============         =============         ============



7. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund and receives fees computed monthly based on the average daily net assets at an annualized rate of .65 of 1% for the Global Currency Fund, the Hard Currency Fund, and the High Income Fund, and .55 of 1% for the German Bond Fund. Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI), an indirect subsidiary of Templeton Worldwide, Inc. (Worldwide), which is a direct, wholly-owned subsidiary of Franklin Resources, Inc. (Resources) receives from the Advisers a fee equal to an annual rate of .25 of 1% of the value of the average daily net assets of the Funds, payable monthly.

The terms of the agreements provide that aggregate annual expenses of the Trust be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Trust's shares are registered. The Trust's expenses did not exceed these limitations for the six months ended April 30, 1997.

Pursuant to a shareholder servicing agreement with Franklin Templeton Investor Services, Inc. (Investor Services), the Trust pays costs on a per shareholder account basis. Such costs incurred for the six months ended April 30, 1997 aggregated $95,200.

Under the terms of a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Global Currency Fund, the Hard Currency Fund, and the High Income Fund will reimburse Franklin Templeton Distributors, Inc. (Distributors), in an amount up to 0.45% per annum of the average daily net assets of each Fund and the German Bond Fund will reimburse the Distributors, in an amount up to 0.25% per annum of the average daily net assets of the Fund for the cost incurred in the promotion, offering and marketing of the Funds' shares. Fees incurred under the plans aggregated $214,644 for the six months ended April 30, 1997.

In its capacity as underwriter for the shares of the Trust, Distributors receives commissions on sales of the Trust's shares. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Funds and as such are not expenses of the Funds. Commisions received by Distributors and the amounts which were subsequently paid to other dealers for the six months ended April 30, 1997 were as follows:


                                               Franklin Templeton                                                Franklin Templeton
                                               German Government    Franklin Templeton     Franklin Templeton       High Income
                                                   Bond Fund       Global Currency Fund    Hard Currency Fund      Currency Fund
                                                 -------------        --------------         -------------         ------------
Total commissions received................            $14,323               $23,201              $245,708               $4,524
                                                 =============        ==============         =============         ============
Paid to other dealers.....................            $12,528               $20,591              $219,683               $3,943
                                                 =============        ==============         =============         ============


Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, Worldwide and Investor Services, all wholly-owned subsidiaries of Resources.

8. CREDIT RISK

Although each of the Funds has a diversified investment portfolio, there are certain credit risks, foreign currency exchange risk, or event risk due to the manner in which the Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors, as follows:

     The Global Currency Fund has investments in excess of 10 % in debt securities denominated in German deutschemarks.

     The Hard Currency Fund has investments in excess of 10% in debt securities denominated in German deutschemarks.

Although the German Bond Fund has a non-diversified investment portfolio, most of its investments are in the securities of issuers in the country of Germany. Such concentration may subject the Fund to economic changes occurring within that country.


9. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each period, by Fund are as follows:

                       Per Share Operating Performance+                                Ratios/Supplemental Data
             ----------------------------------------------------            --------------------------------------------
                                                                                                                     Ratio
                                          Distri-                                                                    of Net
            Net             Net     Total butions                                                                   Invest-
           Asset          Realized  From   From   Distri-  Distri-             Net               Net      Ratio of    ment    Port-
         Value at   Net  & Unreal- Invest-  Net   butions  butions            Asset             Assets    Expenses Income to  folio
 Year     Begin-  Invest-  ized     ment  Invest-  From     From      Total   Value             at End   to Average Average   Turn-
Ended     ning of  ment    Gain     Oper-  ment   Capital Return of  Distri- at End   Total    of Year   Net Assets   Net     over
October 31 Year   Income  (Loss)   ations Income   Gains  Capital+++ butions of Year Return++ (in 000's)(see Note 7) Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton German Government Bond Fund - Class I
19931,2   $12.50  $0.27  $ 0.56   $ 0.83  $(0.25)  $  --    $  --    $(0.25)  $13.08   6.15%   $10,738     0.87%*   6.06%*  190.89%*
1994       13.08   0.78   (0.72)    0.06   (0.39)  (0.06)   (0.40)    (0.85)   12.29   0.64     13,341     1.00     4.74    185.66
19943      12.29   0.41    0.92     1.33   (0.36)     --       --     (0.36)   13.26  10.92     13,236     1.04*    6.37*   301.60*
19954      13.26   1.53    0.71     2.24   (1.19)     --       --     (1.19)   14.31  18.28     24,113     1.25     5.17     67.77
19965      14.31   0.66   (0.69)   (0.03   (1.00)  (0.06)   (0.06)    (1.12)   13.16  (0.14)    17,552     1.10     5.25     57.59
19976      13.16   0.29   (1.54)   (1.25)  (0.32)**   --       --     (0.32)   11.59  (9.63)    14,382     1.34*    4.69      6.97
Franklin Templeton German Government Bond Fund - Advisor Class
19977      12.98   0.20   (1.35)   (1.15)  (0.22)     --       --     (0.22)   11.61  (8.92)       754     1.19*    4.65      6.97
Franklin Templeton Global Currency Fund
19912      13.66   1.07    0.57     1.64   (1.07)     --       --     (1.07)   14.23  12.21     72,186     1.82     7.36        --
19922      14.23   0.80   (0.22)    0.58   (0.80)     --       --     (0.80)   14.01   4.29     63,589     1.82     5.77        --
19932      14.01   0.67    1.01     1.68   (0.69)  (1.04)      --     (1.73)   13.96  13.28     62,355     1.67     4.64     10.39
1994       13.96   0.57   (0.11)    0.46   (0.57)     --       --     (0.57)   13.85   3.41     51,539     1.41     2.78     37.16
19943      13.85   0.25    0.32     0.57   (0.28)     --       --     (0.28)   14.14   4.14     56,098     1.04*    3.55*    50.82*
19954      14.14   1.29   (0.49)    0.80   (1.27)     --       --     (1.27)   13.67   6.05     59,942     0.99     5.29     46.05
19965      13.67   0.69   (0.54)    0.15   (0.71)     --    (0.31)    (1.02)   12.80   1.27     50,773     0.99     4.30        --
19976      12.80   0.25   (0.67)   (0.42)  (0.27)**   --       --     (0.27)   12.11  (3.34)    45,069     1.03*    4.10        --
Franklin Templeton Hard Currency Fund - Class I
19912      13.18   0.92    0.64     1.56   (0.95)  (0.96)      --     (1.91)   12.83  11.04     33,599     1.66     6.46        --
19922      12.83   0.77    0.28     1.05   (0.76)     --       --     (0.76)   13.12   8.40     31,757     1.86     5.85        --
19932      13.12   0.71    1.20     1.91   (0.69)  (1.34)      --     (2.03)   13.00  17.11     49,569     1.75     5.23      4.88
1994       13.00   0.50   (0.05)    0.45   (0.13)     --    (0.37)    (0.50)   12.95   3.62     35,739     1.47     3.83        --
19943      12.95   0.26    0.99     1.26   (0.25)     --       --     (0.25)   13.95   9.74     61,228     1.05*    3.80*    55.91*
19954      13.95   1.84   (1.02)    0.82   (1.68)     --       --     (1.68)   13.09   6.68    132,089     1.15     4.68     15.72
19965      13.09   0.57   (1.34)   (0.77)  (0.06)     --    (0.62)    (0.68)   11.64  (5.99)   124,666     1.10     4.50        --
19976      11.64   0.20   (1.44)   (1.24)  (0.22)**   --       --     (0.22)   10.18 (10.78)   106,347     1.11*    3.60        --
Franklin Templeton Hard Currency Fund - Advisor Class
19977      11.28   0.14   (1.09)   (0.95)  (0.15)     --       --     (0.15)   10.18  (8.49)       215     0.89*    3.77        --


9. FINANCIAL HIGHLIGHTS (cont.)

                       Per Share Operating Performance+                                Ratios/Supplemental Data
             ----------------------------------------------------            --------------------------------------------
                                                                                                                     Ratio
                                          Distri-                                                                    of Net
            Net             Net     Total butions                                                                   Invest-
           Asset          Realized  From   From   Distri-  Distri-             Net               Net      Ratio of    ment    Port-
         Value at   Net  & Unreal- Invest-  Net   butions  butions            Asset             Assets    Expenses Income to  folio
 Year     Begin-  Invest-  ized     ment  Invest-  From     From      Total   Value             at End   to Average Average   Turn-
Ended     ning of  ment    Gain     Oper-  ment   Capital Return of  Distri- at End   Total    of Year   Net Assets   Net     over
October 31 Year   Income  (Loss)   ations Income   Gains  Capital+++ butions of Year Return++ (in 000's)(see Note 7) Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton High Income Currency Fund
19912     $12.84  $1.34  $ 0.43   $ 1.77  $(1.38) $(0.31)   $  --    $(1.69)  $12.92  14.09%    52,364     1.59%    9.85%       --%
19922      12.92   1.09   (0.03)    1.06   (1.08)     --       --     (1.08)   12.90   8.51     46,575     1.83     8.38        --
19932      12.90   0.90   (0.40)    0.50   (0.94)  (0.33)      --     (1.27)   12.13   4.49     32,341     1.81     6.86        --
1994       12.13   0.59   (0.85)   (0.26)     --      --    (0.59)    (0.59)   11.28  (2.03)    16,706     1.59     4.80        --
19943      11.28   0.31    0.31     0.62   (0.31)     --       --     (0.31)   11.59   5.60     16,878     1.04*    5.44* 1,588.38*
19954      11.59   1.47   (0.51)    0.96   (0.99)     --       --     (0.99)   11.56   8.90     10,902     1.25     5.56    115.05
19965      11.56   0.58      --     0.58   (1.08)  (0.01)   (0.03)    (1.12)   11.02   5.56     10,113     1.25     4.83        --
19976      11.02   0.23   (0.37)   (0.14)  (0.24)**   --       --     (0.24)   10.64  (1.33)     9,314     1.32*    4.25        --


1For the period December 31, 1992 (effective date of registration) to April 30, 1993.

2Financial Highlights for periods ended April 30, 1994, October 31, 1994, and October 31, 1995 have been audited by Coopers & Lybrand. All other periods were audited by other independent auditors whose opinions are not included herein.

3Six months ended October 31, 1994.

4For the year ended October 31, 1995.

5For the year ended October 31, 1996.

6Six months ended April 30, 1997.

7For the period January 2, 1997 (commencement of sales) to April 30, 1997.

+Selected data for a share of beneficial interest outstanding throughout the period indicated.

++Total return measures the change in value of an investment over the periods indicated. It does not include the maximum 3.0% initial sales charge and assumes reinvestment of dividends and capital gains at net asset value.

+++Certain distributions have been reclassed to conform with SOP 93-2.

*Annualized.

**Includes distributions in excess of Net Investment Income in the following amounts:


Franklin Templeton German Goverment Bond Fund
 Class I.............................................    $0.010
Franklin Templeton Global Currency Fund
 Class I.............................................    $0.004
Franklin Templeton Hard Currency Fund
 Class I.............................................    $0.001
Franklin Templeton High Income Currency Fund
 Class I.............................................    $0.013

The Advisers reduced its management fees and reimbursed other expenses incurred by the Funds in the Trust. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                                                             Ratio of Expenses to
                                                                              Average Net Assets
                                                                             --------------------
          Franklin Templeton German Government Bond Fund
           19931...............................................................      1.73%*
           1994................................................................      1.83
           19943...............................................................      1.77*
           19954...............................................................      1.29
          Franklin Templeton Global Currency Fund
           1994................................................................      1.61
           19943...............................................................      1.12*
          Franklin Templeton Hard Currency Fund
           1994................................................................      1.71
           19943...............................................................      1.28*
          Franklin Templeton High Income Currency Fund
           1994................................................................      1.82
           19943...............................................................      1.45*
           19954...............................................................      1.45
           19965...............................................................      1.29







Franklin Templeton Global Trust Semi-Annual Report April 30, 1997

APPENDIX

DESCRIPTION OF GRAPHIC  MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the asset allocation by asset class of the fund's securities on April 30, 1997, based on total net assets.

Asset Allocation by Asset Class on April 30, 1997

Foreign (Non-German) Government Euromark Bonds       22.1%
German Pfandbriefe Bonds                             19.2%
German State Government Bonds                        17.7%
German Federal Government Bonds                      16.1%
German Government Agency Bonds                        9.6%
Other Net Assets & Liabilities                       15.3%


GRAPHIC MATERIAL (2)

This chart shows in pie format the asset allocation by currency of the fund's securities on April 30, 1997, based on total net assets.

Asset Allocation by Currency on April 30, 1997

U.S. Dollar                                     61.9%
German Mark                                     15.6%
Japanese Yen                                    15.5%
Spanish Peseta                                   5.3%
Australian Dollar                                1.7%


GRAPHIC MATERIAL (3)

This chart shows in pie format the asset allocation by currency of the fund's securities on April 30, 1997, based on total net assets.

Asset Allocation by Currency on April 30, 1997

German Mark                                     49.1%
Swiss Franc                                     22.2%
Japanese Yen                                    20.2%
U.S. Dollar                                      7.5%
Italian Lira                                     1.0%


GRAPHIC MATERIAL (4)

This chart shows in pie format the asset allocation by currency of the fund's securities on April 30, 1997, based on total net assets.

Asset Allocation by Currency on April 30, 1997

U.S. Dollar                                     45.8%
Canadian Dollar                                 12.9%
British Pound                                   10.3%
Spanish Peseta                                   9.4%
Italian Lira                                     8.3%
Australian Dollar                                7.8%
Swedish Krona                                    5.5%